UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2005

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 Acton Street, Maynard, MA	01754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2005, SeaChange International, Inc. (the “Company”) entered into an Agreement for the Sale and Purchase of Share Capital of ON Demand Group Limited (the “Share Purchase Agreement”) providing for the purchase by the Company of the 72.4% of the outstanding capital stock (the “ODG Shares”) of the ON Demand Group Limited, a corporation incorporated under the laws of the United Kingham (“ODG”) which were not then owned by the Company. ODG provides interactive media service deployment and development, content management and television production. Since 2002, the Company invested approximately $3,100,000 to acquire a 27.6% interest in ODG and has worked with ODG to develop video-on-demand opportunities world-wide. The closing of the purchase of the ODG Shares occurred on September 23, 2005. A copy of the Share Purchase Agreement is attached hereto as Exhibit 2.1.

The Company paid the shareholders of ODG approximately $13,400,000 in cash for the ODG shares at the closing. In addition, under earnout provisions in the Share Purchase Agreement, if ODG meets certain annual performance goals over the period through January 31, 2008, the Company will pay an additional $9,000,000 (based on the exchange rate in effect at the date of this report) in contingent consideration, including up to 50% payable in shares of the Company’s common stock, par value $.01 per share, with the remainder payable in cash. The contingent consideration will be reduced or increased based upon ODG’s actual performance relative to the performance goals, with the maximum aggregate contingent consideration being approximately $11,400,000. At the time of the closing, ODG had in excess of $6,000,000 in cash in its bank account. The terms of this transaction are the result of arm’s length negotiation among the parties.

ODG has approximately 50 employees, located in London, England. All of the employees are expected to continue as employees of ODG. In connection with the acquisition, the Company entered into employment agreements with three of the officers of ODG, including Andrew Birchall and Anthony Kelly who were elected Senior Vice Presidents of the Company by the Board of Directors on September 29, 2005. A copy of the Executive Service Agreements between On Demand Management Limited and each of Andrew Birchall and Anthony Kelly dated as of September 23, 2005 are attached hereto as Exhibit 10.1 and Exhibit 10.2.

Mr. Birchall will continue to be Chairman of ODG, and in that role he will promote ODG’s content management services in on demand applications for cable and telco companies, principally in Europe and South America. Over the next three years, Mr. Birchall’s hours and duties with ODG and the Company will gradually be reduced with a view to retirement in September 2008. Mr. Birchall’s Executive Services Agreement provides for payment of a salary to Mr. Birchall at a monthly rate of 13,833 pounds while he remains a full time employee, reduced to 5,500 pounds for the third year. The Executive Services Agreement also provides for a pension payment or equivalent equal to 10% of his salary, a car allowance of 5,000 pounds and a discretionary bonus of up to 50% of his basic salary as well as customary benefits, including vacation and sick pay pro-rated to his level of service. Termination of the Executive Services Agreement requires twelve months notice by either party, which notice can not be given until eighteen months after the date of the Executive Services Agreement.

Mr. Kelly will continue as Chief Executive Officer of ODG, and will work with Mr. Birchall to develop ODG’s business. Mr. Kelly’s Executive Services

Agreement provides for an annual salary of 165,999 pounds, a car allowance of 5,000 pounds and a discretionary bonus of up to 50% of his basic salary, as well as customary benefits, including vacation and sick pay. Termination of the Executive Services Agreement requires twelve months notice by either party, which notice can not be given until eighteen months after the date of the Executive Services Agreement.

The description contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Share Purchase Agreement and the Executive Services Agreements.

A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by Item 9.01(a) of Form 8-K. In accordance with Item 9.01(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than December 9, 2005, 71 days after the required filing date for this Current Report.

(b)	Pro Forma Financial Information.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Item 9.01(b) of Form 8-K. In accordance with Item 9.01(b)(2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than December 9, 2005, 71 days after the required filing date for this Current Report.

(c)	Exhibits.

The following Exhibits are furnished as part of this report:

Exhibit No.	Description

2.1	Agreement for the sale and purchase of share capital of On Demand Group Limited, dated as of September 23, 2005, by and among SeaChange International, Inc., Anthony Kelly, Andrew Birchall and others set forth on the signature pages thereto.

10.1	Executive Services Agreement between On Demand Management Limited and Andrew Birchall dated September 23, 2005

10.2	Executive Service Agreement between On Demand Management Limited and Anthony Kelly dated September 23, 2005.

99.1	Press release issued by SeaChange International, Inc., dated September 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By: /s/ William L. Fiedler

        William L. Fiedler

        Chief Financial Officer, Treasurer, Secretary

        and Senior Vice President, Finance and Administration

Dated: September 29, 2005

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement for the sale and purchase of share capital of On Demand Group Limited, dated as of September 23, 2005, by and among SeaChange International, Inc., Anthony Kelly, Andrew Birchall and others set forth on the signature pages thereto.

10.1	Executive Services Agreement between On Demand Management Limited and Andrew Birchall dated September 23, 2005

10.2	Executive Service Agreement between On Demand Management Limited and Anthony Kelly dated September 23, 2005.

99.1	Press release issued by SeaChange International, Inc., dated September 26, 2005.